Exhibit 99.1
Accretive Health Reports Fourth Quarter 2015 and Full-Year Results
CHICAGO - March 10, 2016 - Accretive Health, Inc. (OTC Pink: ACHI), a leading provider of revenue cycle services and physician advisory services to healthcare providers, today announced results for the quarter and year ended December 31, 2015.
Fourth Quarter 2015 Results:

•	GAAP net services revenue of $68.3 million, compared to $47.5 million for the fourth quarter of 2014

•	GAAP net income of $5.4 million, compared to a net loss of $17.7 million for the fourth quarter of 2014

•	Gross cash generated from customer contracting activities of $72.7 million, compared to $60.7 million for the fourth quarter of 2014

•	Net cash generated from customer contracting activities of $27.0 million, compared to $6.8 million for the fourth quarter of 2014
Calendar Year 2015 Results:

•	GAAP net services revenue of $117.2 million, compared to $210.1 million for 2014

•	GAAP net loss of $84.3 million, compared to a net loss of $79.6 million for 2014

•	Gross cash generated from customer contracting activities of $230.2 million, compared to $233.6 million for 2014

•	Net cash generated from customer contracting activities of $26.4 million, compared to $7.8 million for 2014
Emad Rizk, M.D., President and Chief Executive Officer of Accretive Health, commented, “Over the last year we have transformed our organization, with focus on scalable infrastructure and applications, operational excellence, and expanding shared services capacity. I am confident in our team’s ability to execute over the next few years on the anticipated addition of more than $8 billion in net patient revenue under management from Ascension.”

Peter Csapo, Chief Financial Officer and Treasurer, added, “The strategic review process impacted our ability to realize some projected opportunities at the end of the year, and our results were consequently below our expectations. However, despite this, we delivered significant sequential improvement in the fourth quarter and over the prior year.”
The Company currently serves 77 hospitals with collective net patient revenue (NPR) of $16.5 billion. NPR represents net revenue collected annually by the Company’s customers for patient services and is not a measure of the revenue the Company recognizes.

2016 Outlook
The Company at this time is not providing financial guidance for 2016 since its annual planning process is still ongoing as a result of the recent signing of the new master professional services agreement (MPSA) with Ascension. The Company expects to begin to transition Ascension hospitals currently served by the Company to the new MPSA terms in the second quarter of 2016, and anticipates Ascension hospitals not currently served by Accretive to begin to transition to the Company’s platform in the third quarter of 2016. The Company expects to fund infrastructure investments and growth initiatives with capital raised in the recently completed transaction with Ascension and TowerBrook Capital Partners.
Conference Call and Webcast Details
Accretive Health’s management team will host a conference call today at 4:30 p.m. Eastern Time to discuss the results and business outlook. To participate, please dial 888-822-6508 (440-996-5712 outside the U.S. and Canada) using conference code number 57301868. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s web site at www.accretivehealth.com.
Accompanying slides will be posted to the Investor Relations section of Accretive Health’s web site at www.accretivehealth.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this press release. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees.
Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings.
Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation expense, restatement-related expense, reorganization-related expense and certain non-recurring items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance.
Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities balance in the consolidated balance sheet available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
Table 4 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and Table 5 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated.

These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Safe Harbor
This press release contains forward-looking statements, and in particular, any statements about the benefits, expectations and financial impact of the strategic relationship and renewed master professional services agreement with Ascension and our future growth, plans and performance are forward-looking statements. All forward-looking statements contained in this press release involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

About Accretive Health
Accretive Health is a leading provider of revenue cycle services and physician advisory services to healthcare providers. Accretive Health’s mission is to help healthcare providers strengthen their financial stability so they can deliver better care at a more affordable cost to the communities they serve, increasing healthcare access for all. Accretive Health’s distinctive operating model includes people, processes, and sophisticated integrated technology/analytics that help customers realize sustainable improvements in their operating margins and improve the satisfaction of their patients, physicians, and staff. Accretive Health’s customers typically are multi-hospital systems, including faith-based or community healthcare systems, academic medical centers and independent ambulatory clinics, and their affiliated physician practice groups.

Contact:
Accretive Health, Inc.
Investor Relations:
Atif Rahim
312.324.5476
investorrelations@accretivehealth.com

Media Relations:
Michael Chernoff
312.496.7606
marketing@accretivehealth.com

Table 1
Accretive Health, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$103,497	$145,167
Short-term investments	1,023	—
Restricted cash	—	5,000
Accounts receivable, net	10,194	4,438
Prepaid income taxes	1,102	6,138
Current deferred tax assets	—	62,322
Other current assets	10,924	7,389
Total current assets	126,740	230,454
Property, equipment and software, net	27,217	14,594
Non-current deferred tax asset	300,825	201,163
Restricted cash equivalents	1,500	—
Goodwill and other assets, net	4,007	162
Total assets	$460,289	$446,373
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	5,306	12,488
Current portion of customer liabilities	202,516	219,998
Accrued compensation and benefits	9,062	14,983
Other accrued expenses	15,743	15,680
Total current liabilities	232,627	263,149
Non-current portion of customer liabilities	432,477	317,065
Other non-current liabilities	8,498	8,405
Total liabilities	$673,602	$588,619
Stockholders’ equity (deficit):
Common stock, $0.01 par value, 500,000,000 shares authorized, 113,259,408 shares issued and 107,715,436 shares outstanding at December 31, 2015; 102,890,241 shares issued and 98,112,019 shares outstanding at December 31, 2014	1,133	1,029
Additional paid-in capital	322,492	307,075
Accumulated deficit	(481,773)	(397,517)
Accumulated other comprehensive loss	(2,488)	(1,763)
Treasury stock	(52,677)	(51,070)
Total stockholders’ equity (deficit)	(213,313)	(142,246)
Total liabilities and stockholders’ equity (deficit)	$460,289	$446,373

Table 2
Accretive Health, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net services revenue	$68,341	$47,456	$117,239	$210,140
Operating expenses:
Cost of services	38,693	43,893	168,977	182,144
Selling, general and administrative	15,237	16,274	74,963	69,883
Restatement and other	3,493	18,859	9,343	86,766
Total operating expenses	57,423	79,026	253,283	338,793
Income (loss) from operations	10,918	(31,570)	(136,044)	(128,653)
Net interest income	84	50	231	302
Income (loss) before income tax provision	11,002	(31,520)	(135,813)	(128,351)
Income tax provision (benefit)	5,555	(13,869)	(51,557)	(48,731)
Net income (loss)	$5,447	$(17,651)	$(84,256)	$(79,620)
Net income (loss) per common share:
Basic	$0.06	($0.18)	$(0.87)	$(0.83)
Diluted	$0.06	($0.18)	$(0.87)	$(0.83)
Weighted average shares used in calculating net income (loss) per common share:
Basic	98,137,885	95,790,065	96,806,885	95,760,762
Diluted	98,751,254	95,790,065	96,806,885	95,760,762
Consolidated statements of comprehensive income (loss)
Net income (loss)	5,447	(17,651)	(84,256)	(79,620)
Other comprehensive loss:
Foreign currency translation adjustments	(23)	(310)	(725)	(304)
Comprehensive income (loss)	$5,424	$(17,961)	$(84,981)	$(79,924)

Table 3
Accretive Health, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2015	2014	2013
Operating activities
Net income (loss)	$(84,256)	$(79,620)	$130,083
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	8,462	6,047	6,823
Share-based compensation	29,236	27,181	25,025
Loss on disposal	—	1,604	—
Provision (recovery) for doubtful receivables	(46)	(430)	634
Deferred income taxes	(52,690)	(49,227)	79,356
Excess tax benefit from share-based awards	—	(176)	(15)
Changes in operating assets and liabilities:
Accounts receivable	(5,709)	20,548	658
Restricted cash equivalents	(1,500)	—	—
Prepaid income taxes	5,058	3,794	(4,836)
Other assets	(7,465)	(47)	14,434
Accounts payable	(7,162)	8,251	3,378
Accrued compensation and benefits	(5,918)	3,174	3,813
Other liabilities	248	(3,312)	(2,955)
Customer liabilities	97,930	(15,023)	(201,975)
Net cash provided by (used in) operating activities	(23,812)	(77,236)	54,423
Investing activities
Purchase of short-term investments	(1,023)	—	—
Purchases of property, equipment, and software	(21,275)	(6,034)	(1,877)
Net cash used in investing activities	(22,298)	(6,034)	(1,877)
Financing activities
Excess tax benefit from share-based awards	—	176	15
Exercise of vested stock options	1,547	—	46
Purchase of treasury stock	(1,607)	(370)	(161)
Restricted cash release from letter of credit	5,000	—	—
Net cash provided by (used in) financing activities	4,940	(194)	(100)
Effect of exchange rate changes in cash	(500)	(260)	(511)
Net increase (decrease) in cash and cash equivalents	(41,670)	(83,724)	51,935
Cash and cash equivalents, at beginning of year	145,167	228,891	176,956
Cash and cash equivalents, at end of year	$103,497	$145,167	$228,891
Supplemental disclosures of cash flow information
Income taxes paid	$(1,088)	$(801)	$(1,742)
Income taxes refunded	$1,441	$3,014	$754

Table 4
Accretive Health, Inc.
Reconciliation of GAAP Revenue to Non-GAAP Gross Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended December 31,		2015 vs. 2014 Change		Year Ended December 31,		2015 vs. 2014 Change
	2015	2014	Amount	%	2015	2014	Amount	%

Consolidated Statement of Operations Data:
RCM services: net operating fees	$46,832	$14,639	$32,193	n.m.	$66,234	$77,456	$(11,222)	(14.5)%
RCM services: incentive fees	11,289	24,858	(13,569)	(54.6)%	20,311	99,934	(79,623)	(79.7)%
RCM services: other	6,790	2,316	4,474	n.m.	16,381	8,103	8,278	n.m.
Other services fees	3,430	5,643	(2,213)	(39.2)%	14,313	24,647	(10,334)	(41.9)%
Total net services revenue	68,341	47,456	20,885	44.0%	117,239	210,140	(92,901)	(44.2)%
Change in deferred customer billings	4,337	13,238	(8,901)	(67.2)%	112,938	23,427	89,511	n.m.
Gross cash generated from customer contracting activities	$72,678	$60,694	$11,984	19.7%	$230,177	$233,567	$(3,390)	(1.5)%
Components of Gross Cash Generated from Customer Contracting Activities:
RCM services: net operating fee	$34,424	$31,046	$3,378	10.9%	$123,185	$121,730	$1,455	1.2%
RCM services: incentive fee	20,155	19,841	314	1.6%	67,656	77,239	(9,583)	(12.4)%
RCM services: other	14,669	5,805	8,864	n.m.	25,023	9,952	15,071	n.m.
Total RCM services fees	69,248	56,692	12,556	22.1%	215,864	208,921	6,943	3.3%
Other services fees	3,430	4,002	(572)	(14.3)%	14,313	24,646	(10,333)	(41.9)%
Gross cash generated from customer contracting activities	$72,678	$60,694	$11,984	19.7%	$230,177	$233,567	$(3,390)	(1.5)%

*n.m. - not meaningful

Table 5
Accretive Health, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Cash Generated from Customer Contracting Activities
(In thousands)

	Three Months Ended December 31,		2015 vs. 2014 Change		Year Ended December 31,		2015 vs. 2014 Change
	2015	2014	Amount	%	2015	2014	Amount	%

Net income (loss)	$5,447	$(17,651)	$23,098	n.m.	$(84,256)	$(79,620)	$(4,636)	5.8%
Net interest income	(84)	(50)	(34)	68.0%	(231)	(302)	71	(23.5)%
Income tax provision (benefit)	5,555	(13,869)	19,424	n.m.	(51,557)	(48,731)	(2,826)	5.8%
Depreciation and amortization expense	1,906	1,768	138	7.8%	8,462	6,047	2,415	39.9%
Share-based compensation expense	6,353	4,481	1,872	41.8%	31,671	20,172	11,499	57.0%
Restatement and other	3,493	18,859	(15,366)	(81.5)%	9,343	86,766	(77,423)	(89.2)%
Adjusted EBITDA	22,670	(6,462)	29,132	n.m.	(86,568)	(15,668)	(70,900)	n.m.
Change in deferred customer billings	4,337	13,238	(8,901)	(67.2)%	112,938	23,427	89,511	n.m.
Net cash generated from customer contracting activities	$27,007	$6,776	$20,231	n.m.	$26,370	$7,759	$18,611	n.m.

*n.m. - not meaningful

Table 6
Accretive Health, Inc.
Share-Based Compensation Expense allocation Details
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Cost of services	$1,452	$1,054	$7,208	$6,668
Selling, general and administrative	4,901	3,426	24,463	13,503
Restatement and other	—	712	—	8,761
Total share-based compensation expense	$6,353	$5,192	$31,671	$28,932

Table 7
Accretive Health, Inc.
Depreciation and Amortization Expense Allocation Details
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Cost of services	$1,737	$1,461	$7,536	$4,603
Selling, general and administrative	169	307	926	1,444
Total depreciation and amortization	$1,906	$1,768	$8,462	$6,047

Table 8
Accretive Health, Inc.
Condensed Consolidated Non-GAAP Financial Information
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

GAAP net services revenue	$68,341	$47,456	$117,239	$210,140
Increase in deferred customer billings	4,337	13,238	112,938	23,427
Gross cash generated from customer contracting activities (non-GAAP)	72,678	60,694	230,177	233,567
Operating Expenses[1]:
Cost of services	35,504	41,377	154,233	170,872
Selling, general and administrative	10,167	12,541	49,574	54,936
Sub-total	45,671	53,918	203,807	225,808

Net cash generated from customer contracting activities (non-GAAP)	$27,007	$6,776	$26,370	$7,759

Net cash generated margin (non-GAAP)	37.2%	11.2%	11.5%	3.3%

1Excludes share-based compensation, depreciation and amortization, and restatement and other costs